UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 4, 2006
ONYX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-28298	94-3154463
(Commission File No.)	(IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01.     Other Events
On December 4, 2006 Bayer Pharmaceuticals Corporation and Onyx Pharmaceuticals, Inc. announced that a Phase III trial administering Nexavar® (sorafenib) or placebo tablets in combination with chemotherapeutic agents carboplatin and paclitaxel in patients with advanced melanoma did not meet its primary endpoint of improving progression-free survival.
A copy of the press release, entitled “Phase III Trial of Nexavar in Patients with Advanced Melanoma Does Not Meet Primary Endpoint” is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release, dated December 4, 2006, entitled “Phase III Trial of Nexavar in Patients with Advanced Melanoma Does Not Meet Primary Endpoint.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: December 4, 2006	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release, dated December 4, 2006, entitled “Phase III Trial of Nexavar in Patients with Advanced Melanoma Does Not Meet Primary Endpoint.”